Exhibit 10.1

                         Agreement to Distribute Assets
                         ------------------------------


     This Agreement to Distribute Assets (the "Agreement") is made and entered into by and among TCTB PARTNERS, LTD. ("TCTB Partners" or the "Partnership") TCTB COMPANY, INC, a Texas corporation ("TCTB Company" or the "General Partner"), and DALE A. BROWN, CARY D. BROWN, (collectively "Brown") MCGRAW BROTHERS INVESTMENTS, a Texas general partnership, ("McGraw") AMEN PROPERTIES, INC., a Delaware corporation ("Amen"), KYLE STALLINGS ("Stallings"), JOHN NORWOOD ("Norwood"), and JON MORGAN ("Morgan") as limited partners (the "Limited Partners"), (the Limited Partners and General Partner are collectively referred to herein as the "Partners").


                                   Recitations
                                   -----------

     The Partnership  currently owns the Bank of America building located at 303
W. Wall, Midland, Texas, (the "Bank of America Building"); the W Power Building located at 310 W. Wall, Midland, Texas (the "W Power Building") and the Bank of America 12 lane drive thru facility located at 400 N. Loraine, Midland, Texas (the "Bank of America Drive Thru"); all of which are subject to various leases and include certain personal property associated with the buildings (collectively, the "Property").

     The Partners have agreed it is in their best interest to distribute the Property according to the sharing ratios of the Partners, subject to the debt.

     WELLS FARGO BANK TEXAS, N.A. (the "Bank") has agreed to allow the distribution of assets subject its lien on the Property.

     Following the distribution of the Property, the Partners desire to sell an undivided 75% interest in the Property to Hampshire Plaza Garage, LLC. ("Hampshire") and S.E.S. Investments, Ltd. ("SES") for $9,000,000.00, (Hampshire and SES are collectively referred to as "Purchasers") with such agreement being memorialized in a separate purchase and sale agreement, between Purchasers and TCTB Partners as nominee for TCTB Company, Brown, McGraw, Stallings, Amen, Norwood and Morgan (the "Purchase and Sale Agreement"). The Partners agree that all of the outstanding debt to the Bank secured by the Property will be paid in full at closing.

     Following the sale of the Property, Hampshire, SES and the Partners will jointly own and operate the Property.

     In order to facilitate the transaction set forth above and to save expenses and legal fees, the Partnership will distribute beneficial ownership of the Property to the Partners, but transfer record title to an undivided 75% interest in the Property directly to the Purchasers on behalf of the Partners. The Partnership will continue to hold record title to an undivided 25% interest in the Property as nominee for the Partners until the Partners and Hampshire and SES agree on a method for efficiently managing and operating the property.

NOW THEREFORE, the parties agree as follows:

1. By execution of this Agreement, the General Partner is deemed to have distributed beneficial title to an undivided interest in the Property to the Partners, free and clear of any debts owed to the Bank as follows:

     ---------------------------------------------------------
     TCTB Company                                 1.00000000%
     ---------------------------------------------------------
     Amen Properties, Inc.                          71.34801%
     ---------------------------------------------------------
     Dale A. Brown                                   4.12000%
     ---------------------------------------------------------
     Cary D. Brown                                   4.12000%
     ---------------------------------------------------------
     McGraw Brothers Investments                     8.24000%
     ---------------------------------------------------------
     Kyle Stallings                                  7.94580%
     ---------------------------------------------------------
     John Norwood/ Jon Morgan                        3.22619%
     ---------------------------------------------------------
     ---------------------------------------------------------
     TOTAL                                            100.00%
     ---------------------------------------------------------

2. While beneficial title to the Property resides as set forth above, in order to facilitate the closing, the Partners agree that the Partnership will continue to hold record title to the Property, and then transfer record title to an undivided 75% interest in the Property directly to Purchasers, with an undivided 65% being owned by Hampshire and an undivided 10% being owned by SES.

3. Pursuant to the terms of the Purchase and Sale Agreement to be signed contemporaneously with this Agreement (the "Purchase and Sale Agreement"), Brown, McGraw, Stallings, Amen, Norwood and Morgan are selling an undivided 74% interest in the Property to Hampshire in exchange for cash, and TCTB Company is selling all of its interest for cash, such that following the sale, Hampshire will own an undivided 65% interest in the Property, SES will own an undivided 10% interest in the Property and the Partners, excluding TCTB Company, will own the remaining 25% interest. The Partners hereby authorize TCTB Partners to enter into the Purchase and Sale Agreement as nominee for the Partners, and agree that all references to Seller shall be deemed to include the interests of TCTB Company, Brown, McGraw, Stallings, Amen, Norwood and Morgan. Closing on the sale shall take place on or before October 2, 2006. The proceeds from the sale will be allocated as per the schedule set forth in paragraph 1 above.

4. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


EXECUTED to be effective as of the 27th day of September, 2006.


ADDRESS:                                        NAME

303 W. Wall, Suite 2300                         TCTB Partners, Ltd.
Midland, Texas 79701                            By: TCTB Company, Inc.,
                                                    its sole general partner


                                                By:_____________________________
                                                   Jon Morgan, President

303 W. Wall, Suite 2300                         TCTB Company, Inc.
Midland, Texas 79701

                                                By:_____________________________
                                                   Jon Morgan, President

P.O. Box 5562
Midland, Texas 79704
                                                ________________________________
                                                   Dale A. Brown
P.O. Box 5562
Midland, Texas 79704
                                                ________________________________
                                                   Cary D. Brown

P.O. Box 7515                                   McGraw Brothers Investments
Midland, Texas 79708
                                                By:_____________________________
                                                   Kyle A. McGraw,
                                                   Managing General Partner

303 W. Wall, Suite 2300                         Amen Properties, Inc.
Midland, Texas 79701

                                                By:_____________________________
                                                   Jon Morgan, President
P.O. Box 10217
Midland, Texas 79702
                                                   _____________________________
                                                   Kyle Stallings
303 W. Wall, Suite 1700
Midland, Texas 79701
                                                   _____________________________
                                                   John Norwood
303 W. Wall, Suite 1700
Midland, Texas 79701
                                                   _____________________________
                                                   Jon Morgan